Press Release
Cal-Maine Foods Reports First Quarter Fiscal 2027 Results
RIDGELAND,
Miss., September
30, 2026 – Cal-Maine Foods, Inc. (Nasdaq:
CALM) (“Cal-Maine Foods,”
“we,” “us,” “our” or the “company”),
the largest egg company
in the United States and a leading
player in
the
egg-based
food
industry,
today
reported
results
for
its
first
quarter
ended August
29,
2026.
Unless
otherwise indicated,
all comparisons
are to the comparable
period of fiscal
2026.
Financial Highlights
(in thousands except per share amounts and percentages)
First Quarter
2027 2026 $ Change % Change
Net sales $ 539,607 $ 922,602 $ (382,995) (41.5) %
Gross profit $ 403 $ 311,314 $ (310,911) (99.9) %
Operating
income
(loss)
$ (82,165) $ 249,184 $ (331,349) (133.0) %
Net income
(loss) attributable
to Cal-Maine
Foods, Inc.
$ (58,615) $ 199,340 $ (257,955) (129.4) %
Income (loss)
per share
- diluted
$ (1.26) $ 4.12 $ (5.38) (130.6) %
Strategic Execution Highlights
●
Continued
focus on
sales
diversification
and mix
shift,
expected
to strengthen
earnings
durability
and
predictability
over time
o
In the first
quarter of fiscal
2027:
◾ Prepared Foods accounted for 11.7% of net sales compared to 7.8%
◾
Combined,
Specialty
Shell
Eggs
and
Prepared
Foods
increased
to
54.1%
of
net
sales
compared to 37.1%
●
Acquired
additional
Eggland’s
Best®
franchise
territory
in
Northeast,
expanding
the
company's
distribution
footprint
and
increasing
its
Specialty
Shell
Eggs
category
penetration
across
one
of
the
nation’s
largest, highest-income
consumer markets
●
Continued
progress
on previously
announced projects
to
increase
efficiency
and production
capacity,
which are
expected to increase Prepared
Foods production
capacity more than 60%
by the first
half of
fiscal 2028, compared to fiscal 2026 year-end
Commentary
Sherman Miller,
president and chief
executive officer
of Cal-Maine
Foods, said,
“Our first-quarter
results
reflect both the current point in
the conventional shell egg cycle and
the continued evolution of Cal-Maine
Foods’ earnings
model.
Conventional
Shell Egg
pricing
remains
under
pressure
from an
industry
supply
imbalance, while underlying demand remains healthy.
At the same time, Specialty Shell Eggs and
Prepared
Foods
now
represent
approximately
54%
of
our
net
sales, demonstrating
the
progress
we
have
made
in
broadening our
business. We
remain
focused on our
foundational
Conventional Shell
Egg business
while
scaling Specialty
and Prepared Foods
and converting
the investments we
have made
into profitable growth.”

Segment Results Summary
Segment Net
Sales
(in thousands except percentages)
First Quarter
2027 2026
Volume
Change
Avg.
Price
Change
Conventional Shell Eggs $ 201,683 $ 498,433 (0.7) % (59.3) %
Specialty Shell Eggs 236,932 275,590 (3.8) % (10.7) %
Prepared
Foods
62,995 72,368 (19.3) % 7.9%
Total Reportable Segments $ 501,610 $ 846,391
Operating
Income (Loss)
(in thousands except percentages)
First Quarter
Operating
Margin
2027 2026 2027 2026
Conventional Shell Eggs $ (71,045) $ 168,236 (35.2) % 33.8%
Specialty Shell Eggs 14,937 64,196 6.3% 23.3%
Prepared
Foods
7,842 13,221 12.4% 18.3%
Total Reportable Segments $ (48,266) $ 245,653 (9.6) % 29.0%
Other - Segment
Income (Loss)
(8,374) 12,219 N/A N/A
Unallocated
Corporate
SG&A
(24,609) (16,072) N/A N/A
Gain on Involuntary
Conversion
— 7,488 N/A N/A
Loss on
Disposal of Fixed
Assets
(916) (104) N/A N/A
Operating
Income (Loss)
$ (82,165) $ 249,184 (15.2) % 27.0%
N/A – Not Applicable
Conventional Shell Eggs
First-quarter
performance
reflected
an
abundantly
supplied
egg
market
following
industry
layer
flock
repopulation during
fiscal
2026. The
increase
in
egg supply,
together
with
the
first quarter’s
historically
softer seasonal pricing, resulted
in substantially lower conventional shell
egg prices compared with the
prior-
year period.
Conventional Shell
Eggs sales
decreased 59.5%,
primarily
reflecting a
59.3%
decrease in
average selling
price
per
dozen,
while
volume
remained
relatively
flat.
The
effect
of
lower
market
prices
was
partially
mitigated
by hybrid
and cost-plus
pricing
arrangements
with
certain
customers.
Segment
loss
was $71.0
million, compared
with segment income
of $168.2 million
in the prior-year
period, as lower
pricing more
than offset lower outside egg purchase costs.
Specialty Shell Eggs
Specialty Shell Eggs sales decreased 14.0%, reflecting a 10.7% decrease in average selling price per dozen and a 3.8%
decrease in volume.
The prior-year period benefited from
atypical pricing relationships between
conventional
and specialty
shell
eggs
that
temporarily
accelerated
demand
for
certain
specialty
shell
egg
categories.
During the
current
quarter, lower
volumes
reflected
a more
typical
demand relationship
across

the conventional and specialty shell egg categories.
Segment income
was $14.9 million,
compared
with $64.2 million
in the
prior-year period,
primarily
due to
lower selling prices and higher cost per dozen resulting from increased feed and production costs, partially
offset by lower
selling, general
and administrative
expense.
Prepared Foods
Prepared
Foods
sales
decreased
13.0%
reflecting
a
19.3%
decrease
in
pounds
sold,
primarily
related
to
temporary production reductions during capacity
expansion and network optimization activities, which
was
partially offset
by a
7.9% increase
in average
selling price
per
pound. Segment income
was $7.8
million,
compared with
$13.2 million
in
the prior-year
period. We
continue to
advance
our previously
announced
production capacity and optimization projects to support future growth and improved operating efficiency.
Outlook
Mr. Miller
commented, “Looking ahead, there
are two important timing
dynamics: when
the conventional
shell
egg market
begins
to
rebalance
and when
our investments
in
Prepared Foods
translate into
greater
earnings contribution. We cannot precisely predict the first, but we have considerably greater visibility into the second.
Current earnings reflect
a difficult
point in
the commodity
cycle while
we are simultaneously
investing
ahead of
growth, and
we
do not
believe that
fully reflects
the
through-cycle earnings
power we
are
building.
With
a
strong
balance
sheet,
more
than
60%
planned
growth
in
Prepared
Foods
capacity
through
the first
half
of fiscal
2028, and
continued
opportunities
across
Specialty
Shell Eggs,
we are
well
positioned
to invest through
the cycle
and build a more
diversified
and durable earnings
profile.”
Share Repurchase Update
Cal-Maine
Foods
repurchased
66,601
shares
of
its
common
stock
under
the
company’s
current
share
repurchase
authorization
during the
first
quarter
of fiscal
2027 for
a total
of
$5.0 million.
The repurchase
program permits the
company to repurchase
up to
$500 million, of which
$315.7 million remained available
as of the end of the first quarter
of fiscal 2027. Subsequent to the end
of the first quarter, Cal-Maine Foods
repurchased 204,888 shares under the repurchase program for $14.9 million.
Dividend Payment
Pursuant to
the
company’s
variable
dividend policy,
Cal-Maine
Foods
will not
pay a
cash
dividend with
respect to the first quarter
of fiscal 2027. The company
will not pay a
dividend for a subsequent profitable
quarter
until
it
is
profitable
on
a cumulative
basis
computed
from
the
date
of
the
last
quarter
in
which a
dividend was paid.
As of August
29, 2026, the
cumulative loss to
be recovered before payment of
any future
dividend under the variable dividend policy was $94.5 million.
Conference Call and Webcast
Management will host
a conference call and
webcast at 9:00
a.m. ET on September
30, 2026. Participants
can
access
the
live
webcast
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events-presentations
.
To join
by telephone,
participants
can register
here.
Upon registration,
participants
will receive a confirmation
email with detailed
instructions,
including a dial-
in
number,
unique
passcode,
and
registrant
ID. A
replay
of
the
webcast
will
be
available
for
30
days
following
the
call
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events-presentations.

About Cal-Maine Foods
Cal-Maine Foods, Inc.
(Nasdaq: CALM) is
the largest
egg company
in the
United States and
a leading
player
in
the
egg-based
food
industry.
With
a
strong
national
footprint,
Cal-Maine
Foods
provides
nutritious,
affordable, and sustainable protein to millions of households every day.
The company’s
portfolio spans
the full egg
value ladder—from
conventional
to specialty, including
cage-
free,
nutritionally
enhanced,
organic,
brown,
pasture-raised,
and
free-range
eggs—serving
retail,
foodservice and
industrial customers nationwide.
Cal-Maine Foods also
participates in
the growing
prepared
foods
sector,
with
offerings
such
as
pre-cooked
egg patties,
omelets, folded
and scrambled
egg formats,
hard-cooked eggs, pancakes, waffles, and specialty
wraps. Its branded portfolio includes
Eggland’s Best® ,
Land
O’Lakes®
,
Farmhouse
Eggs®
, 4Grain® , Sunups® ,
Sunny
Meadow®
,
MeadowCreek
Foods®
,
Van’s® , and Crepini® .
Headquartered in Ridgeland,
Mississippi,
Cal-Maine’s
strategy combines
scale, operational
excellence, and
financial
discipline
with a
commitment
to innovation
and sustainability,
to enable
the company
to deliver
trusted
nutrition,
enduring partnerships,
and long-term
value for its
stakeholders.
Forward Looking Statements
Statements
contained in this
press release
that are not historical
facts are forward-looking
statements
as that
term is defined in
the Private Securities Litigation Reform
Act of 1995.
The forward-looking statements are
based
on
management’s
current
intent,
belief,
expectations,
estimates
and
projections
regarding
our
Company and
our
industry. These
statements
are not
guarantees of
future performance
and involve
risks,
uncertainties,
assumptions and other
factors that
are difficult
to predict
and may be beyond our control. The
factors
that
could
cause
actual
results
to
differ
materially
from
those
projected
in
the
forward-looking
statements
include,
among
others,
(i)
changes
in
wholesale
shell
egg
market
prices,
(ii)
changes
in
the
demand
for
shell
eggs
and
our
prepared
foods
offerings,
(iii)
increases
in
feed
costs
for
our
shell
egg
operations as well
as increases in input
costs for prepared foods,
(iv) our ability
to predict and meet
demand
for cage-free and other specialty
shell eggs, (v) the risks and
hazards inherent in shell egg, egg
products and
prepared
foods
operations
(including,
as
applicable,
disease,
pests,
weather
conditions,
and
potential
for
product
recall),
including
but
not
limited
to
the
current
outbreak
of
HPAI
affecting
poultry
in
the
U.S.,
Canada and
other countries
that was first
detected in commercial
flocks in
the
U.S. in February
2022 and
that impacted
our flocks
in the third
and fourth quarters
of fiscal
2024 and again in
March 2026, (vi)
risks,
changes, or
obligations
that
could result
from
our recent
or future
acquisition
of new flocks
or businesses,
such as
our acquisition
of Echo Lake
Foods completed June
2, 2025, and
risks or
changes that
may cause
conditions
to completing
a pending acquisition
not to be
met, (vii)
our ability
to successfully
integrate
and
manage
recently
acquired
businesses,
like
Echo
Lake
Foods,
and
realize
the
expected
benefits
of
such
acquisitions, including synergies, cost savings, reduction in earnings volatility, margin expansion, financial returns,
expanded
customer
relationships,
or
sales
or
growth
opportunities,
(viii)
our
ability
to
produce,
supply
and
distribute
shell
eggs
and
prepared
foods
efficiently
and
reliably,
(ix)
our
ability
to
compete
effectively
with
existing
competitors
and
new
market
entrants,
retain
existing
customers,
acquire
new
customers and
grow
our product
mix including
our
prepared
foods
product offerings,
(x)
the
impacts of
government, customer and consumer
reactions to high
market prices for eggs,
including, without limitation,
potential
new
or
expanded
government
regulations,
(xi)
risks
relating
to
potential
changes
in
inflation,
interest
rates and
trade and
tariff
policies,
(xii)
the loss
or expiration
of any registered
trademarks
or other
intellectual
property that
we use in
our business,
(xiii)
adverse results
in pending
litigation
and other
legal
matters,
(xiv)
global
instability,
including
as
a result
of geopolitical
conflicts
and other
uncertainties
and
(xv)
the
risk factors
set forth
the company’s
SEC Filings
(including its Annual
Report
on Form
10-K, as
may be updated by
the company’s Quarterly Reports on
Form 10-Q and Current Reports
on Form 8-K).
The
Company’s SEC filings
may be
obtained from the
SEC or
the company’s website,
www.calmainefoods.com.

Readers are cautioned not
to place undue reliance on forward-looking
statements because, while we
believe
the
assumptions
on
which
the
forward-looking
statements
are
based
are
reasonable,
there
can
be
no
assurance
that
these
forward-looking
statements
will
prove
to
be
accurate.
Further,
forward-looking
statements
included herein
are made only
as of the respective
dates thereof,
or if no date
is stated,
as of the
date
hereof. Except
as otherwise
required
by law, we
disclaim any
intent
or obligation
to update
publicly
these forward-looking statements, whether because of new information, future events, or otherwise.

CAL-MAINE
FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS
OF OPERATIONS
13 Weeks
Ended
August 29,
2026
August 30,
2025
Net sales $ 539,607 $ 922,602
Cost of sales 539,204 611,288
Gross profit 403 311,314
Selling,
general
and administrative
81,652 69,514
Gain on involuntary
conversions
— (7,488)
Loss on
disposal
of fixed assets
916 104
Operating
income
(loss)
(82,165) 249,184
Other income,
net
7,969 14,081
Income (loss)
before
income
taxes
(74,196) 263,265
Income tax
expense
(benefit)
(17,992) 64,158
Net income
(loss)
(56,204) 199,107
Less: Income
(loss) attributable
to noncontrolling
interest
2,411 (233)
Net income
(loss) attributable
to Cal-Maine
Foods, Inc.
$ (58,615) $ 199,340
Net income
(loss) per common
share:
Basic $ (1.26) $ 4.13
Diluted $ (1.26) $ 4.12
Weighted
average
shares outstanding:
Basic 46,703 48,281
Diluted 46,703 48,424

CAL-MAINE
FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY BALANCE SHEETS
August 29,
2026
May 30, 2026
Assets
Cash and
short-term investments
$ 767,592 $ 924,057
Receivables, net 285,232 264,431
Inventories,
net
394,690 375,265
Prepaid expenses
and other
current assets
24,379 17,789
Current assets 1,471,893 1,581,542
Property,
plant
and equipment,
net
1,312,285 1,318,335
Other noncurrent
assets
229,201 207,693
Total assets $ 3,013,379 $ 3,107,570
Liabilities and stockholders' equity
Accounts payable and accrued expenses $ 191,127 $ 205,516
Current liabilities 191,127 205,516
Deferred
income
taxes and
other liabilities
242,305 261,522
Stockholders'
equity
2,579,947 2,640,532
Total liabilities and stockholders' equity $ 3,013,379 $ 3,107,570
Contacts
Investors:
ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601) 948-6813